UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 7, 2005

Date of Report (Date of earliest event reported)

TRIPOS, INC.

(Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO   63144

(Address of principal executive offices) (Zip Code)

(314) 647-1099

Registrant's telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Information Provided Under Item 7 Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, Regulation FD Disclosure.

On February 7, 2005, Tripos, Inc. issued a press release announcing a strategic partnership with BioTie Therapies Corporation of Finland. Under the agreement, Tripos will utilize its proprietary LeadHopping™ technology to identify and optimize backup series for one of BioTie's key drug discovery programs. A copy of Tripos, Inc.'s press release is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

On February 7, 2005, Tripos, Inc. issued a press release announcing the promotion of Mark Allen, Ph.D. to the position of senior vice president and managing director of Tripos Discovery Research Ltd. Dr. Allen succeeds Dr. Peter Hecht who is leaving Tripos Discovery Research to join Oridis Biomed GmbH as its chief executive officer. Dr. Hecht will continue to work with Tripos as a scientific advisor. A copy of Tripos, Inc.'s press release is incorporated herein by reference and is furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPOS, INC.

By: /s/ B. James Rubin

B. James Rubin

Sr. Vice President

Chief Financial Officer

Date: February 8, 2005

INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press release, dated February 7, 2005, issued by Tripos, Inc. announcing a strategic partnership with BioTie Therapies Corporation.

99.2 Press release, dated February 7, 2005, issued by Tripos, Inc. announcing the promotion of Dr. Mark Allen.

Exhibit 99.1

Contacts:

Tripos, Inc.

Jim Rubin

Chief Financial Officer

(314) 647-8837

(Media only)

Waggener Edstrom Bioscience

Lisa Osborne

Account Director

(425) 638-7134

lisao@wagged.com

For Release 6 a.m. EST

Feb. 7, 2005

BioTie Therapies Chooses Tripos as Strategic Chemistry Partner
In Drug Discovery

ST. LOUIS and TURKU, Finland - Feb. 7, 2005 - Tripos, Inc. (Nasdaq: TRPS), a leading provider of drug discovery chemistry and informatics products and services, and BioTie Therapies Corp., a Finnish biotech company, have announced a partnership to enhance BioTie's drug discovery efforts, which include innovative medicines for the treatment of dependence disorders, inflammatory diseases and thrombosis.

Under the agreement, Tripos will identify and optimize backup series for one of BioTie's key drug discovery programs. Tripos' LeadHopping™ technology is essential to identifying structurally distinct, though shape-similar, compounds whose chemistry is unrelated to that of the original lead and therefore free of patent restrictions. Tripos will then rapidly create compound libraries for in-house screening by BioTie.

Financial terms of the multiyear agreement were not disclosed.

"Tripos demonstrated its outstanding computational drug design capabilities in a pilot project, and we were impressed with its ability to quickly transform virtual chemistry into viable, high-quality screening. Those capabilities drove our selection of Tripos as our chemistry partner to accelerate BioTie's drug discovery timelines," said Jari Saarinen, BioTie president and CEO.

About Tripos, Inc.

Tripos (Nasdaq: TRPS) combines leading-edge technology and innovative science to deliver consistently superior chemistry-research products and services for the biotechnology, pharmaceutical and other life science industries. Tripos collaborates with clients to accelerate and improve the creation of life-enhancing products. Within Tripos' Discovery Informatics (DI) business, the company provides software products and consulting services to develop, manage, analyze and share critical drug discovery information. Within Tripos' Discovery Research (DR) business, Tripos' medicinal chemists and research scientists partner directly with clients in their research initiatives, leveraging state-of-the-art information technologies and research facilities. Headquartered in St. Louis, Mo., Tripos spans the world with global research operations and an international client base. Further information on Tripos can be found at http://www.tripos.com.

About BioTie Therapies Corp.

BioTie Therapies Corp. (HEX: BTH1V) is a public Finnish biotech company specializing in pharmaceutical product development. Its main focus is on products for the treatment of dependence disorders, inflammatory diseases and thrombosis. For more information, please visit http://www.biotie.com.

# # #

This press release may contain certain statements that are forward-looking and involve risks and uncertainties. Words such as "expects," "anticipates," "projects," "estimates," "intends," "plans," "believes," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. We have identified certain factors that could cause actual results to differ materially from the forward-looking statements in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Tripos and the Tripos logo are registered trademarks of Tripos, Inc., and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Exhibit 99.2

Contacts:

Tripos, Inc.

Jim Rubin

Chief Financial Officer

(314) 647-8837

(Media only)

Waggener Edstrom Bioscience

Lisa Osborne

Account Director

(425) 638-7134

lisao@wagged.com

For Release 6 a.m. EST

Feb. 7, 2005

Tripos Promotes Dr. Mark Allen to Senior Vice President
And Managing Director of Tripos Discovery Research Ltd.

ST. LOUIS, and BUDE, England - Feb. 7, 2005 - Tripos, Inc. (Nasdaq: TRPS), a leading provider of drug discovery chemistry and informatics products and services, today announced that it has promoted Mark Allen, Ph.D., to senior vice president and managing director of Tripos Discovery Research, Ltd. (TDR). In his new role, Dr. Allen is responsible for Tripos' Discovery Research business.

"Mark continues his distinguished career at Tripos as a highly valued member of our executive team. He is a strong leader, bringing vision, strategic thinking, and more than 30 years' experience running research and development operations not only at TDR, but also at Novartis and Ciba Pharma UK," said Dr. John P. McAlister, president and chief executive officer of Tripos.

Dr. Allen succeeds Dr. Peter Hecht, who is leaving Tripos to become chief executive officer of Oridis Biomed GmbH. This Austrian tissue genomics company focuses on the disease-based medical validation of targets and initial stages of development to reduce attrition rates in discovery and clinical development. Dr. Hecht will continue to work with Tripos as a scientific advisor to the company.

"Peter's move is a very amicable one. Oridis and Tripos have been collaborating on Parallel Optimization of Novel Targets, a project funded by the European Union for the rapid identification and optimization of novel targets and novel chemistries, since December 2003," Dr. McAlister said. "This project also demonstrates the common strategic vision of Tripos and Oridis: how to reduce attrition rates by means of a knowledge-driven approach from disease to drug."

Dr. Allen joined Tripos in 1998 as director of research and analytics and deputy managing director of Tripos Receptor Research Ltd. (now Tripos Discovery Research, Ltd.). A year later, he was promoted to vice president of operations, where he managed all scientific activities for Tripos' Discovery Research business, including research, design, high-throughput chemistry production, analytics, and compound purification and processing.

Previously, Dr. Allen was head of drug discovery support for Novartis Pharma UK, where he oversaw chemical analytics, chemistry development and scale-up synthesis. He originally joined CIBA-Geigy Pharma UK, Ltd., in 1975, and after a series of promotions was appointed head of core drug technologies for CIBA Pharma UK in 1994. Following the formation of Novartis in 1997, he was named head of drug discovery support for Novartis Pharma UK.

About Tripos, Inc.

Tripos (Nasdaq: TRPS) combines leading-edge technology and innovative science to deliver consistently superior chemistry-research products and services for the biotechnology, pharmaceutical and other life science industries. Within Tripos' Discovery Informatics (DI) business, the company provides software products and consulting services to develop, manage, analyze and share critical drug discovery information. Within Tripos' Discovery Research (DR) business, Tripos' medicinal chemists and research scientists partner directly with clients in their research initiatives, leveraging state-of-the-art information technologies and research facilities. Further information on Tripos can be found at http://www.tripos.com.

# # #

This press release may contain certain statements that are forward-looking and involve risks and uncertainties. Words such as "expects," "anticipates," "projects," "estimates," "intends," "plans," "believes," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. We have identified certain factors that could cause actual results to differ materially from the forward-looking statements in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Tripos and the Tripos logo are registered trademarks of Tripos, Inc., and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.